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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 1998
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                         Connectivity Technologies Inc.
                         ------------------------------
             (exact name of registrant as specified in its charter)



Delaware                          0-12113                    94-2691724
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)


680 Mechanic Street, Ste 1201, PO Box 786, Leominster, Massachusetts    01453
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(Address of principal executive offices)                              (zip code)



       Registrant's Telephone Number, including Area Code: (978) 537-9138
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                                       N/A
                                       ---

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On July 13, 1998 Connectivity Technologies Inc. (the "Registrant") and its subsidiary, Connectivity Products Incorporated ("CPI", together with the Registrant, "Connectivity"), concluded an agreement (the "July Agreement") with John E. Pylak and Duane A. Gawron, members of the group from whom the Registrant acquired its interest in CPI, who resigned as employees and Directors of Connectivity in January and August of 1997, respectively. Pursuant to the July Agreement, to which the wives of Messrs. Pylak and Gawron and trusts established by them were also parties (collectively with Messrs. Pylak and Gawron, the "Transferring Parties"), the Transferring Parties agreed to transfer back to Connectivity subordinated notes of CPI in the total principal amount of $3,519,062, including interest. This was approximately 60% of Connectivity's remaining subordinated debt. In early June the termination of $3,000,000 in contingent notes, without cost to Connectivity, was confirmed.

          In addition, pursuant to the July Agreement, the Transferring Parties agreed to transfer to Connectivity 64.2088 shares of CPI Common Stock (constituting 8.38% of CPI's issued and outstanding stock) and options covering 114,724 shares of the Registrant's Common Stock and the parties exchanged releases and indemnifications. The requisite consent to the July Agreement from the Registrant's lenders was received on July 13, 1998 thus satisfying the last condition to its effectiveness.

         In its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 1998, the Registrant reported that its lenders had informally indicated to the Registrant their present intention not to declare a default or otherwise proceed against Connectivity or its assets while discussions directed at obtaining a forbearance agreement in respect of the amended secured credit agreement of CPI are proceeding in a manner satisfactory to the lenders. Those discussions are continuing and the lenders have not indicated that their intention has changed. The Registrant believes that, subject to a retention of rights, its leaders will negotiate a forbearance agreement but no assurances can be given of such a favorable outcome. The lenders have made no commitments and are free to proceed against Connectivity and its property at any time with the results discussed in the Registrant's 8-K reports of June 30, 1998 and July 8, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None.


SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995

         This Report contains, in addition to historical information, forward-looking statements. Forward-looking statements are subject by their nature to risks and uncertainties, and actual results could differ materially from those set forth in the forward-looking statements. Typical risks and uncertainties include, but are not limited to, those related to conversations between the Registrant and its lenders and the results thereof, the Registrant's efforts to sell its EEA division, economic conditions, changes in competition, fluctuation in interest rates and in the price of copper, and other factors described from time to time in the Registrant's Form 10-KSB for the year ended December 31, 1997, and subsequent reports on Form 10-QSB and Form 8-K. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Registrant is not undertaking to update any information in the foregoing reports until the effective date of its future reports required by the securities laws.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CONNECTIVITY TECHNOLOGIES INC.
                                                (Registrant)


Dated:  July 14, 1998                           By: /s/ James M. Hopkins
                                                    -----------------------
                                                    Name:   James M. Hopkins
                                                    Title:  President and Chief
                                                            Executive Officer